                                                                Exhibit 99.14(b)

                                    EXHIBIT A

                              Dated: July 26, 2006

MFS(R) SERIES TRUST I:
MFS(R) Cash Reserve Fund
MFS(R) Core Equity Fund
MFS(R) Core Growth Fund
MFS(R) New Discovery Fund
MFS(R) Research International Fund
MFS(R) Strategic Growth Fund
MFS(R) Technology Fund
MFS(R) Value Fund

MFS(R) SERIES TRUST II:
MFS(R) Emerging Growth Fund

MFS SERIES TRUST III:
MFS(R) High Income Fund
MFS(R) High Yield Opportunities Fund
MFS(R) Municipal High Income Fund

MFS SERIES TRUST IV:
MFS(R) Municipal Bond Fund
MFS(R) Mid Cap Growth Fund

MFS SERIES TRUST V:
MFS(R) International New Discovery Fund
MFS(R) Research Fund
MFS(R) Total Return Fund

MFS SERIES TRUST VI:
MFS(R) Global Equity Fund
MFS(R) Global Total Return Fund
MFS(R) Utilities Fund

MFS SERIES TRUST VII:
MFS(R) Capital Opportunities Fund

MFS SERIES TRUST VIII:
MFS(R) Global Growth Fund
MFS(R) Strategic Income Fund

MFS SERIES TRUST IX:
MFS(R) Bond Fund

MFS(R) Inflation-Adjusted Bond Fund
MFS(R) Intermediate Investment Grade Bond Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Research Bond Fund
MFS(R) Research Bond Fund J

MFS SERIES TRUST X:
MFS(R) Aggressive Growth Allocation Fund
MFS(R) Conservative Allocation Fund
MFS(R) Emerging Markets Debt Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) Floating Rate High Income Fund
MFS(R) Growth Allocation Fund
MFS(R) International Diversification Fund
MFS(R) International Growth Fund
MFS(R) International Value Fund
MFS(R) Moderate Allocation Fund
MFS(R) New Endeavor Fund
MFS(R) Strategic Value Fund

MFS SERIES TRUST XI:
MFS Mid Cap Value Fund
MFS(R) Union Standard Equity Fund

MFS SERIES TRUST XII:
MFS(R) Lifetime Retirement Income Fund
MFS(R) Lifetime 2010 Fund
MFS(R) Lifetime 2020 Fund
MFS(R) Lifetime 2030 Fund
MFS(R) Lifetime 2040 Fund
MFS(R) Sector Rotational Fund

MFS SERIES TRUST XIII:
MFS(R) Government Securities Fund
MFS(R) Diversified Income Fund

MFS MUNICIPAL SERIES TRUST:
MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund

MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund
MFS(R) Mississippi Municipal Bond Fund
MFS(R) Municipal Income Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS(R) Growth Opportunities Fund

MFS(R) Government Limited Maturity Fund